UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2008
SM&A
(Exact name of registrant as specified in its charter)

Delaware	0-23585	33-0080929

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor, Newport Beach, California	92660

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 975-1550
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On December 19, 2008, SM&A (the “Company”) issued a press release announcing that RiskMetrics Group, Glass Lewis & Co., PROXY Governance, Inc., and Egan-Jones Proxy Services have unanimously concluded that the merger with Odyssey Partners, LLC is in the best interest of SM&A stockholders and are all recommending that SM&A’s stockholders vote for the transaction.
     A copy of the press release issued by the Company is attached as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of SM&A, issued on December 19, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 19, 2008	SM&A
	By:	/s/ James R. Eckstaedt
		Name:	James R. Eckstaedt
		Title:	Executive Vice President, Finance and Chief Financial Officer

Exhibit List

Exhibit No.	Description
99.1	Press Release of SM&A, issued on December 19, 2008.